UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2012

TOA Distribution Systems Inc.
(Exact name of registrant as specified in its charter)
(formerly Skyhigh Resources Inc.)

Delaware	333-153863	26-2746101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5700 University West Blvd, Suite 304, Albuquerque NM 87106
(Address of principal executive offices)

(formerly 1791 Marcy Lynn Court, San Jose CA 95124)

505 919 8036
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective November 17, 2012 Trevor Blank resigned his position as a director and his positions as President, Chief Operation Officer, Chief Financial Officer, Secretary and Treasurer.  There were no disagreements between the Company and Mr. Blank.

Mr. Andy Ruppanner was elected as Director and appointed to the positions of President, Chief Operation Officer, Chief Financial Officer, Secretary and Treasurer.

The Company has only one Director

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOA Distribution Systems Imc

Dated: November 23, 2012	By:	/s/ Andy Ruppanner
Name: Andy Ruppanner Title: Chief Executive Officer